Hippo Reports Second Quarter 2024 Financial Results
PALO ALTO, Calif. August 08, 2024 – Hippo (NYSE: HIPO), the home insurance group focused on proactive home protection, today announced its consolidated financial results for the three months that ended June 30, 2024.

Complete financial results and full year guidance for 2024 can be found in the company's shareholder letter in the Investor Relations section of Hippo’s website at https://investors.hippo.com/.

“Our plan to reduce the volatility in our homeowners program passed its first meaningful test, as we delivered a substantial year-over-year reduction in catastrophic losses despite another quarter of elevated severe weather,” said Hippo President and CEO Rick McCathron. “We used proprietary technology to drive efficiencies into our operations, which resulted in higher customer lifetime value and lower customer acquisition costs, and we improved access to insurance for customers buying new homes. We are well-positioned for continued growth and on track to achieve our long-stated goal of positive Adjusted EBITDA in Q4.”

Second Quarter Highlights

Continued Top-line; Favorable Mix-Shift
•Revenue up 88% YoY to $90 million; premium retention more in-line with risk-retention
•Consolidated Total Generated Premium (“TGP”) up 20% YoY, with Services and Insurance-as-a-Service (“IaaS”) representing 83% of TGP
•Services and IaaS driving TGP growth, up 38% and 23% YoY, respectively in Q2
Substantial HHIP Loss Ratio Improvement
•HHIP Q2 gross loss ratio improved 94pp YoY to 84%
•Q2 gross PCS loss ratio improved 96pp YoY; higher deductibles and reduced exposure to severe weather
•Q2 gross non-PCS loss ratio increased 2pp YoY, but excluding reserve development, improved 3pp YoY
•HHIP Net Loss Ratio improved 475pp YoY to 113%

Generating Substantial Operating Leverage
•Sales & Marketing, Technology & Development, and General & Administrative expense collectively declined from 120% of revenue a year ago to 46% in Q2; this represented a reduction of $16 million YoY, or 28%
•Tech driven efficiencies: Agent productivity (+60% YoY), Conversion rate (+17% YoY), Cross-sell (+23% YoY)

Net Loss and Adjusted EBITDA continuing to improve
•Q2 Net loss attributable to Hippo down 62% YoY to $41 million
•Q2 Adjusted EBITDA loss down 72% YoY to $25 million

Financial Strength
•Cash and investments, excluding restricted cash, of $491 million
•Spinnaker surplus of $202 million, up from $173 million a year ago

Conference Call and Webcast Information
Date: Thursday, August 8, 2024
Time: 8:00 a.m. Eastern Time / 5:00 a.m. Pacific Time
Dial In: +1 833 470 1428 (U.S.) / Global Dial-In Numbers
Conf ID: 090869
Webcast: https://events.q4inc.com/attendee/425537578

A replay of the webcast will be made available after the call in the investor relations section of the company’s website at https://investors.hippo.com/

Information about Key Operating Metrics/Non-GAAP Financial Measures

We define gross loss ratio expressed as a percentage, as the ratio of the gross losses and loss adjustment expenses, to the gross earned premium. We define TGP as the aggregate written premium placed across all of our business platforms for the period presented. We measure TGP as it reflects the volume of our business irrespective of choices related to how we structure our reinsurance treaties, the amount of risk we retain on our own balance sheet, or the amount of business written in our capacity as an MGA, agency, or as an insurance carrier/reinsurer. We define adjusted EBITDA, a Non-GAAP financial measure, as net loss attributable to Hippo excluding interest expense, income tax expense, depreciation, amortization, stock-based compensation, net investment income, restructuring charges, impairment expense, other non-cash fair market value adjustments, contingent consideration for one of our acquisitions, and other transactions, which may include certain legal fees and settlement costs, that we consider to be unique in nature. We exclude these items from Adjusted EBITDA because we do not consider them to be directly attributable to our underlying operating performance. This Non-GAAP financial measure is in addition to, and not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP. Reconciliations of this Non-GAAP financial measure to its most directly comparable GAAP counterpart is included in the shareholder letter referenced above. We believe that these non-GAAP measures of financial results provide useful supplemental information to investors about Hippo.

Forward-looking statements safe harbor

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial results and other operating and performance metrics, our business strategy, our cost reduction efforts, the quality of our products and services, and the potential growth of our business. These statements are based on the current expectations of

Hippo’s management and are not predictions of actual performance. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, and many actual events and circumstances are beyond the control of Hippo. These forward-looking statements are subject to a number of risks and uncertainties, including our ability to navigate extensive insurance industry regulations and the scrutiny of state insurance regulators, our ability to achieve or maintain profitability in the future; our ability to retain and expand our customer base and grow our business, including our builder network; our ability to manage growth effectively; risks relating to Hippo’s brand and brand reputation; denial of claims or our failure to accurately and timely pay claims; the effects of intense competition in the segments of the insurance industry in which we operate; the availability and adequacy of reinsurance, including at current coverage, limits or pricing; our ability to underwrite risks accurately and charge competitive yet profitable rates to our customers, and the sufficiency of the analytical models we use to assess and predict exposure to catastrophe losses; risks related to our proprietary technology and our digital platform; outages or interruptions or delays in services provided by our third party providers, including our data vendors; risks related to our intellectual property; the seasonal and cyclical nature of our business; the effects of severe weather events and other natural or man-made catastrophes, including the effects of climate change, global pandemics, and terrorism; continued disruptions from the COVID-19 pandemic; any overall decline in economic activity; regulators’ identification of errors in the policy forms we use, the rates we charge, and our customer communications including, but not limited to, cancellations, non-renewals and reinstatements through market conducts, complaints, or other inquiries; the effects of existing or new legal or regulatory requirements on our business, including with respect to maintenance of risk-based capital and financial strength ratings, data privacy and cybersecurity, and the insurance industry generally; and other risks set forth in the sections entitled “Risk Factors” in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Hippo does not presently know, or that Hippo currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Hippo’s expectations, plans, or forecasts of future events and views as of the date of this press release. Hippo anticipates that subsequent events and developments will cause Hippo’s assessments to change. However, while Hippo may elect to update these forward-looking statements at some point in the future, Hippo specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Hippo’s assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

About Hippo
Hippo is protecting the joy of homeownership, helping to safeguard customers’ most important financial asset by harnessing the power of real-time data, smart home technology, and a growing suite of home services to deliver proactive home protection.

Hippo Holdings Inc. operating subsidiaries include Hippo Insurance Services, Hippo Home Care, First Connect Insurance Services, Spinnaker Insurance Company, Spinnaker Specialty Insurance Company, and Mainsail Insurance Company. Hippo Insurance Services is a licensed property casualty insurance agent with products underwritten by various affiliated and unaffiliated insurance companies. For more information, including licensing details, visit http://www.hippo.com.

Contacts
Investors:
Sammy Ng
Investors@hippo.com

Press:
Mark Olson
press@hippo.com